SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 17, 1995



                                   SYMS CORP
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                New Jersey                                 1-8564
- ---------------------------------------     ------------------------------------
             (State or other                       (Commission File Number)
      jurisdiction of incorporation)

                                   22-2465228
                        --------------------------------
                               (I.R.S. Employer
                              Identification No.)



                      Syms Way, Secaucus, New Jersey 07094
       ------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                 (201) 902-9600
                               ------------------

Item 8.  Change in Fiscal Year.

     On March 17, 1995, the Board of Directors approved a change in the Company's fiscal year end to the Saturday nearest to the end of February. A transition report on Form 10-Q will be filed for the two-month period ended February 28, 1995. The Company's current fiscal year will end March 2, 1996.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 22, 1995

                              SYMS CORP



                              By:    Arthur Weber
                                  ---------------------------------------------
                                     Arthur Weber
                                     Vice President, Chief Financial Officer
                                     and Treasurer


                                      -3-